UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2018

DORCHESTER MINERALS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50175	81-0551518
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

3838 Oak Lawn, Suite 300, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (214) 559-0300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

                                                  Emerging growth company     [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.02	Results of Operations and Financial Condition.

The Registrant is furnishing its press release dated April 19, 2018 which announces the Registrant's cash distribution for the quarter ended March 31, 2018. The press release is attached hereto as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information disclosed in this report under Item 2.02, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure and Financial Statements and Exhibits

(c)	Exhibits

99.2

Press Release dated April 19, 2018 announcing the Registrant’s cash distribution for the quarter ended March 31, 2018. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

See Item 2.02. Results of Operations and Financial Condition.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 of Form 8-K, the information disclosed in this report under Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

Dorchester Minerals, L.P., a Delaware limited partnership (the “Partnership”), is filing this Current Report on Form 8-K in order to (a) file Exhibit 99.1 hereto to replace in its entirety (i) the section under the heading “Material United States Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-4 (File No. 333-124544), filed with the Securities and Exchange Commission (the “SEC”) on May 2, 2005, and the Prospectus contained therein, (ii) the section under the heading “Material United States Federal Income Tax Consequences” that appears in the Partnership’s Registration Statement on Form S-4 (File No. 333-202918), filed with the SEC on March 20, 2015, and the Prospectus contained therein, and (iii) the section under the heading “Material United States Federal Income Tax Consequences” that appears in the Partnership’s Prospectus (File No. 333-124544), dated May 16, 2005, in each case, to provide updated disclosure regarding the material tax considerations associated with the Partnership’s operations and the purchase, ownership and disposition of the Partnership’s units and (b) provide the legal opinion of Thompson & Knight LLP relating to certain tax matters, a copy of which is filed as Exhibit 8.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

8.1	Opinion of Thompson & Knight LLP relating to tax matters

99.1	Update to (i) Material United States Federal Income Tax Consequences stated in the Partnership’s Registration Statement on Form S-4 (File No. 333-124544), filed May 2, 2005, and the Prospectus contained therein, (ii) Material United States Federal Income Tax Consequences stated in the Partnership’s Registration Statement on Form S-4 (File No. 333-202918), filed March 20, 2015, and the Prospectus contained therein, and (iii) Material United States Federal Income Tax Consequences stated in the Partnership’s Prospectus (File No. 333-124544), dated May 16, 2005.

99.2	Press Release dated April 19, 2018 announcing the Registrant’s cash distribution for the quarter ended March 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORCHESTER MINERALS, L.P. Registrant by Dorchester Minerals Management LP its General Partner, by Dorchester Minerals Management GP LLC its General Partner

Date: April 19, 2018
By: /s/ William Casey McManemin William Casey McManemin Chairman and Chief Executive Officer